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             UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 5, 2000



                         STEWART ENTERPRISES, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           LOUISIANA              0-19508         72-0693290
 (STATE OR OTHER JURISDICTION   (COMMISSION    (I.R.S. EMPLOYER
       OF INCORPORATION)       FILE NUMBER)   IDENTIFICATION NO.)



                      110 VETERANS MEMORIAL BOULEVARD
                        METAIRIE, LOUISIANA  70005
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                              (504) 837-5880
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                              NOT APPLICABLE
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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

ITEM 5.  OTHER EVENTS

     On October 5, 2000, the Company issued the following press release.



CONTACT:  Kenneth C. Budde                     FOR IMMEDIATE RELEASE
          Stewart Enterprises, Inc.
          110 Veterans Memorial Boulevard
          Metairie, Louisiana 70005
          504/837-5880


           STEWART ENTERPRISES, INC. SUSPENDS QUARTERLY DIVIDEND

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METAIRIE, LA, October 5, 2000 . . . Stewart Enterprises, Inc. (Nasdaq:
"STEI"), announced today that its Board of Directors has suspended the payment of quarterly dividends on its Class A and Class B Common Stock. The Company generates more than sufficient cash to service the dividend but believes that shareholder interests are better served currently by reducing debt than by continuing quarterly dividends.

Additionally, the Company's bank credit facility restricts the payment of dividends when net earnings are below specified levels during any consecutive four-quarter period. The Company's expected operating earnings exceed that level, but, as previously disclosed, the Company expects to incur material charges to earnings when it implements SAB 101 and upon the sale of certain foreign operations. Although the Company has not yet quantified the amounts of those charges or determined the quarters in which they will be incurred, they are expected to be incurred in the near term and will restrict the Company's ability to pay dividends for a period of time. That fact, coupled with the Company's desire to conserve cash and reduce debt, caused the Board to conclude that it was appropriate to suspend dividends in the current quarter.


William E. Rowe, President and Chief Executive Officer, said: "Although our quarterly dividend is relatively small compared to our earnings, we are fully committed to de-leveraging our company, and the continuation of dividends at any level is inconsistent with that commitment. We will review the situation periodically and consider resuming the payment of dividends if circumstances warrant doing so in the future."


Founded in 1910, Stewart Enterprises is the third largest provider of products and services in the death care industry in North America, currently owning and operating 625 funeral homes and 163 cemeteries in North America, South America, Europe and the Pacific Rim.



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                                 SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STEWART ENTERPRISES, INC.




October 5, 2000                    /s/ MICHAEL G. HYMEL
                                   ------------------------
                                   Michael G. Hymel
                                   Vice President -
                                   Corporate Controller and
                                   Chief Accounting Officer